UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): August 10, 2015

ZD VENTURES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929-1806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant's Certifing Accountant.

(a) The Audit Committee (the “Committee”) of the Board of Directors of ZD Ventures Corporation. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016. As a result of this process, the Committee approved, on July 30, 2015, the appointment of Heaton & Company PLLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016, subject to completion of its standard client acceptance procedures. This action effectively dismissed Kyle L Tingle, CPA LLC  as the Company’s independent registered public accounting firm as of July 30, 2015.

The reports of Kyle L. Tingle, CPA LLC on the Company’s financial statements for the fiscal years ended March 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, such report did include an explanatory paragraph discussing an uncertainty as to the Company's ability to continue as a going concern. In connection with the audits of the Company's financial statements for the fiscal years ended March 31, 2015 and 2014, there were no disagreements with Kyle L Tingle on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Kyle L. Tingle, would have caused Kyle L Tingle to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended March  31, 2015 and 2014, or in the subsequent period through July 30, 2015.

The Company has provided a copy of the foregoing disclosures to Kyle L. Tingle, CPA LLC and requested that Kyle L. Tingle, CPA LLC  furnish it with a letter addressed to the Securities and Exchange Commission stating whether Kyle L. Tingle, CPA LLC  agrees with the above statements. However, the firm has not responded despite several reminders by the Registrant.

(b) During the two most recent fiscal years and in the subsequent interim period through July 30, 2015, the Company has not consulted with Heaton & Company PLLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2015

ZD VENTURES CORPORATION

By: /s/ Terrence Robinson

Terrence Robinson

Chief Executive and Financial Officer

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